                                                                    EXHIBIT 10.2

                                MOVIE STAR, INC.
                              AMENDED AND RESTATED
                             1988 STOCK OPTION PLAN

1. PURPOSE. The purpose of the Movie Star, Inc. 1988 Stock Option Plan is to provide a continuing, long-term incentive to selected eligible officers and key employees of Movie Star, Inc. (the "Company") and of any subsidiary corporation of the Company (a "Subsidiary"), as herein defined, to provide a means of rewarding outstanding performance; and to enable the Company to maintain a competitive position to attract and retain key personnel necessary for continued
growth and profitability.

2. DEFINITIONS. The following words and phrases as used herein shall have the meanings set forth below:

     2.1 "Board" shall mean the Board of Directors of the Company.

     2.2 "Code" shall mean the Internal Revenue Code of 1986, as amended.

     2.3 "Committee" shall mean the Compensation Committee of the Board, if any, or such other committee of the Board as may be designated by the Board, from time to time, for the purpose of administering this plan as contemplated by
Article 4 hereof.

     2.4 "Common Stock" shall mean the common stock $.01 par value, of the
Company.

     2.5 "Company" shall mean Movie Star, Inc., a New York corporation.

     2.6 "Fair Market Value" of any security on any given date shall be determined by the Committee as follows: (a) if the security is listed for trading on one or more national securities exchange (including the NASDAQ
National Market System), the reported last price on the date in question, or if such security shall not have been traded on such exchange on such date, the reported last price on such exchange on the first day prior thereto on which the security was traded; or (b) if the security is not listed for trading on a national securities exchange (including the NASDAQ National Market System) but is traded in the over-the-counter market, the mean of the highest and lowest bid prices for such security on the date in question, or if there are no such bid prices for such security on such date, the mean of the highest and lowest bid prices on the first day prior thereto on which such prices existed; or (c) if neither (a) nor (b) is applicable, by any means deemed fair and reasonable by the Committee, which determination shall be final and binding on all parties.

     2.7 "Option" shall mean any option granted pursuant to the Plan which does not qualify as an incentive stock option under Section 422A of the Code.

     2.8 "Optionee" shall mean any person who is the holder of an Option granted pursuant to this Plan.

     2.9 "Plan" shall mean this 1988 Stock Option Plan of the Company.

     2.10 "Subsidiary" shall mean any corporation which at the time qualifies as a subsidiary of the Company under Section 425(f) of the Code.

3. SHARES AVAILABLE UNDER PLAN. The number of shares which may be issued pursuant to options granted under the Plan shall not exceed 1,666,666 shares of the Common Stock of the Company; provided, however, that shares which become available as a result of cancelled, unexercised, lapsed or terminated options granted under this Plan shall be available for issuance pursuant to options subsequently granted under this Plan. The shares issued upon exercise of options granted under this Plan may be authorized and unissued shares or previously acquired shares of the Company.

4. ADMINISTRATION.

     4.1 The Plan will be administered by the Compensation Committee
("Committee") of the Board. No Committee member may vote upon any option granted to him during his tenure on the Committee.

     4.2 The Committee will have plenary authority, subject to provisions of the
Plan, to determine when and to whom Options will be granted, the term of each
Option, the number of shares covered by it, the participation of the Optionee in other plans, and any other terms or conditions of each Option. The number of shares, the term and the other terms and conditions of a particular kind of
Option need not be the same, even as to Options granted at the same time. The
Committee's recommendations regarding Option grants and terms and conditions thereof will be conclusive.

     4.3 The Committee will have the sole responsibility for construing and interpreting the Plan, for establishing and amending any rules and regulations as it deems necessary or desirable for the proper administration of the Plan, and for resolving all questions arising under the Plan. Any decision or action taken by the Committee arising out of or about the construction, administration, interpretation and effect of the Plan and of its rules and regulations will, to the extent permitted by law, be within its absolute discretion, except as otherwise specifically provided herein, and will be conclusive and binding on all Optionees, all successors, and any other person, whether that person is claiming under or through any Optionee or otherwise.

     4.4 No member of the Committee will be liable, in the absence of bad faith, for any act or omission with respect to his service on the Committee. Service on the Committee constitutes service as a member of the Board, so that the members of the Committee will be entitled to indemnification and reimbursement as Board members pursuant to its Bylaws.

     4.5 The Committee will regularly inform the Board as to its actions with respect to all Options granted under the Plan and the terms and conditions of any such Options in a manner, at any times, and in any form as the Board may reasonably request.

5. PARTICIPANTS.

     5.1 Participation in this Plan shall be limited to key management personnel of the Company or of a Subsidiary, who are salaried employees of the Company or of a Subsidiary.

     5.2 Subject to other provisions of this Plan, Options may be granted to the same participants on more than one occasion.

     5.3 The Committee's determination under the Plan including, without limitation, determination of the persons to receive Options, the form and amount of such Options, and the terms and provisions of Options need not be uniform and may be made selectively among otherwise eligible participants, whether or not the participants are similarly situated.

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6. TERMS AND CONDITIONS.

     6.1 Each Option granted under the Plan shall be evidenced by a written agreement, which shall be subject to the provisions of this Plan and to such other terms and conditions as the Company may deem appropriate.

     6.2 Each Option agreement shall specify the period for which the Option thereunder is granted, which in no event shall exceed ten years from the date of the grant, and shall provide that the Option shall expire at the end of such period.

     6.3 The exercise price per share shall be determined by the Committee at the time any Option is granted.

     6.4 An Option shall be exercisable at such time or times, and with respect to such minimum number of shares, as may be determine by the Committee at the time of the grant; provided, however, that the Committee may, in its discretion, accelerate the exercise date for any unexercised Options when the Committee deems such action to be appropriate under the circumstances. The Option agreement may require, if so determined by the Committee, that no part of the
Option may be exercised until the Optionee shall have remained in the employ of the Company or of a Subsidiary for such period after the date of the Option as the Committee may specify.

     6.5 The Company may prescribe the form of legend which shall be affixed to the stock certificate representing shares to be issued and the shares shall be subject to the provisions of any repurchase agreement or other agreement restricting the sale of transfer thereof. Such agreements or restrictions shall be noted on the certificate representing the shares to be issued.

7. EXERCISE OF OPTION.

     7.1 Each exercise of an Option granted hereunder, whether in whole or in part, shall be by written notice thereof, delivered to the Secretary of the
Company (or such other person as he may designate). The notice shall state the number of shares with respect to which the Option is being exercised and shall be accompanied by payment in full for the number of shares so designated. Shares shall be registered in the name of the Optionee unless the Optionee otherwise directs in his or her notice of election.

     7.2 Payment shall be made to the Company either (i) in cash, including check, bank draft or money order as authorized by the Company, or (ii) at the discretion of the Company, by delivering Company Common Stock already owned by the participant or a combination of Common Stock and cash. With respect to (ii), the Fair Market Value of stock so delivered shall be determined as of the date immediately preceding the date of exercise.

     7.3 Upon notification of the amount due and prior to, or concurrently with, the delivery to the Optionee of a certificate representing any shares purchased pursuant to the exercise of an Option, the Optionee shall promptly pay to the
Company any amount necessary to satisfy applicable federal, state or local withholding tax requirements.

     7.4 If the terms of an Option so permit, an Optionee may, subject to the approval of the Committee, elect by written notice to the Secretary of the
Company (or such other person as he may designate) to satisfy the withholding tax requirements associated with the exercise of an Option by (i) authorizing the Company to retain from the number of shares of Common Stock that would otherwise be deliverable to the Optionee, or (ii) delivering to the Company from shares of Common Stock already

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owned by the Optionee, that number of shares having an aggregate Fair Market
Value equal to the tax payable by the Optionee under Section 7.3. Any such election shall be in accordance with, and subject to, applicable tax and securities laws regulations and rulings.

8. EXTRAORDINARY CORPORATE TRANSACTION. New Options may be substituted for the
Options granted under the Plan or the Company's duties as to Options outstanding under the Plan may be assumed, by a corporation other than the Company, or by a parent or subsidiary of the Company or such corporation, in connection with any merger, consolidation, acquisition, separation, reorganization, liquidation or like occurrence in which the Company is involved. Notwithstanding the foregoing or the provisions of Section 9 hereof, in the event such corporation, or parent or subsidiary of the Company or such corporation, does not substitute new
Options for, and substantially equivalent to, the Options granted hereunder, or assume the Options granted hereunder, the Options granted hereunder shall terminate and thereupon become null and void (i) upon dissolution or liquidation of the Company, or similar occurrence, (ii) upon any merger, consolidation, acquisition, separation, reorganization, or similar occurrence, where the
Company will not be a surviving entity or (iii) upon a transfer of substantially all of the assets of the Company or more than 80% of the outstanding Common
Stock; provided, however, that each Optionee shall have the right within a
60-day period prior to or concurrently with such dissolution, liquidation, merger, consolidation, acquisition, separation, reorganization or similar occurrence, to exercise any unexpired Option granted hereunder without regard to any installment exercise restrictions contained in the Option agreement.

9. CHANGES IN COMPANY'S CAPITAL STRUCTURE. The existence of outstanding Options shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business, or any merger or consolidation of the Company, or any issuance of
Common Stock or subscription rights thereto, or any merger or consolidation of the Company, or any issuance of bonds, debentures, preferred or prior preference stock ahead of or affecting the Common Stock or the rights thereof, or the dissolution or liquidation of the Company, or any sale of transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise; provided, however, that if the outstanding shares of Common Stock of the Company shall at any time be changed or exchanged by declaration of a stock dividend, stock split, combination of shares or recapitalization, the number and kind of shares subject to the Plan or subject to any Options theretofore granted, and the option exercise prices, shall be appropriately and equitably adjusted so as to maintain the proportionate number of shares without changing the aggregate option exercise price.

10. ASSIGNMENTS. Any option granted under this Plan shall be exercisable only by the Optionee to whom granted during his or her lifetime and shall not be assignable or transferable otherwise than by will or by the laws of descent and distribution.

11. SEVERANCE; DEATH; DISABILITY. An Option shall terminate, and no rights thereunder any be exercised, if the person to whom it is granted ceases to be employed by the Company or by a Subsidiary except that:

     11.1 Unless otherwise determined by the Compensation Committee at the time of grant and set forth in the Agreement, if the employment of the Optionee is terminated by any reason other than his or her death or permanent disability, the Optionee may at any time within not more than ninety (90) days after termination of his or her employment, exercise his or her Option rights but only to the extent they were exercisable by the Optionee on the date of termination of his or her employment; provided, however, that if the employment is terminated as a result of the Optionee's deliberate, willful or gross

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misconduct as determined by the Committee, all rights under the Option shall terminate and expire upon such termination.

     11.2 If the Optionee dies while in the employ of the Company or a
Subsidiary, or within not more than ninety (90) days after termination of his or her employment, the Optionee's rights under the Option may be exercised at any time within one year following such death by his or her personal representative or by the person or persons to whom such rights under the Option shall pass by will or by the laws of descent and distribution, but only to the extent they were exercisable by the Optionee on the date of death.

     11.3 If the employment of the Optionee is terminated because of permanent disability, the Optionee's rights under the Option may be exercised by the
Optionee or his or her legal representative at any time within one year after termination of Optionee's employment, but only to the extent they were exercisable by the Optionee on the date of termination of his or her employment.

     11.4 Notwithstanding anything contained in Sections 11.1, 11.2 and 11.3 to the contrary, no Option rights shall be exercised by anyone after the expiration of the term of the Option.

     11.5 Transfers of employment between the Company and a Subsidiary, or between Subsidiaries, will not constitute termination of employment for purposes of any Option granted under this Plan. The Committee may specify in the terms and conditions of an Option whether any authorized leave of absence or absence for military or government service or for any other reasons will constitute a termination of employment for purposes of the Option and the Plan.

12. RIGHTS OF PARTICIPANTS. Neither the participants nor their personal representatives, heirs, or legatees of any such participant shall be or have any of the rights or privileges of a shareholder of the Company in respect of any of the shares issuable upon the exercise of an Option granted under this Plan unless and until certificates representing such shares shall have been issued and delivered to the participant or to such personal representatives, heirs or legatees.

13. SECURITIES REGISTRATION. If any law or regulation of the Securities and
Exchange Commission or of any other body having jurisdiction shall require the
Company or the participant to take any action in connection with the exercise of an Option, then notwithstanding any contrary provision of an Option agreement or this Plan, the date of exercise of such Option and the delivery of the shares purchased thereunder shall be deferred until the completion of the necessary action. In the event that the Company shall deem it necessary, the Company may condition the grant or exercise of an Option granted under this Plan upon the receipt of a satisfactory certificate that the Optionee is acquiring the Option or the shares obtained by exercise of the Option for investment purposes and not with the view or intent to resell or otherwise distribute such Option or shares.
In such event, the stock certificate evidencing such shares shall bear a legend referring to applicable laws restricting transfer of such shares. In the event that the Company shall deem it necessary to register under the Securities Act of
1933, as amended, or any other applicable statute, any Options or any shares with respect to which an Option shall have been granted or exercised, then the participant shall cooperate with the Company and take such action as is necessary to permit registration or qualification of such Options or shares.

14. DURATION AND AMENDMENT. The Board may terminate or may amend the Plan at any time, provided, however, that the Board may not, without approval of the shareholders of the Company, (i) increase the maximum number of shares as to which Options may be granted under the Plan, (ii) permit the granting of Options at less than 100% of Fair Market Value at time of grant, or (iii) change the class of employees eligible to receive Options under the Plan.

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15. CONDITIONS OF EMPLOYMENT. The granting of an Option to a participant under this Plan who is an employee shall impose no obligation on the Company to continue the employment of any participant and shall not lessen or affect the right of the Company to terminate the employment of the participant.

Adopted by the Board of Directors on October 17, 1988.
Approved by the Shareholders on December 13, 1988
Amended and Restated by the Board of Directors on September 19, 2006.

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